File No. 333-134677

    As filed with the Securities and Exchange Commission on October 2, 2006

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-14
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. ___
                       Post-Effective Amendment No.  1
                        (Check appropriate box or boxes)

                         MONEY MARKET OBLIGATIONS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 1-800-341-7400
                        (Area Code and Telephone Number)
                              5800 CORPORATE DRIVE
                      PITTSBURGH, PENNSYLVANIA 15237-7000
                    (Address of Principal Executive Offices)

                          JOHN W. MCGONIGLE, ESQUIRE
                           FEDERATED INVESTORS TOWER
                              1001 LIBERTY AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                    (Name and Address of Agent for Service)

                                   Copies to:

                          MATTHEW G. MALONEY, ESQUIRE
                             DICKSTEIN SHAPIRO LLP
                              1825 EYE STREET, NW
                             WASHINGTON, DC  20006
                                 (202) 420-2200

           Approximate Date of Proposed Public Offering: As soon as
        practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

  Title of Securities Being Registered:  Institutional Service Shares, no par
                                    value,
                         of U.S. Treasury Cash Reserves

      NO FILING FEE IS DUE BECAUSE REGISTRANT IS RELYING ON SECTION 24(F) OF THE
                   INVESTMENT COMPANY ACT OF 1940, AS AMENDED











Money Market Obligations Trust
Automated Treasury Cash Reserves



PROSPECTUS/PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR
PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE MONEY MARKET OBLIGATIONS TRUST AVOID ADDITIONAL EXPENSE.

Money Market Obligations Trust will hold a special meeting of shareholders of Automated Treasury Cash Reserves (ATCR) on September 8, 2006. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUE DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE?
A proposed reorganization (the "Reorganization") which would combine ATCR with U.S. Treasury Cash Reserves, Institutional Service Shares (USTCR).

WHY IS THE REORGANIZATION BEING PROPOSED?
The Board of Trustees believes that the Reorganization is in the best interest of ATCR and its shareholders.

Both Funds have similar investment objectives and strategies, and the expenses of USTCR as a percentage of net assets have been significantly lower than those of ATCR.

Over the last several years, ATCR's net assets have decreased and its shareholder base has become more concentrated. A continued decline in assets while in a rising interest rate environment could lead to a situation in which maintenance of the $1.00 per share net asset value of ATCR is threatened. This would be as a result of having to sell portfolio securities at losses in order to provide cash to meet shareholder redemption requests.

By combining ATCR into USTCR's larger asset base, the Reorganization would provide the shareholders of ATCR with a more viable fund without any significant change in investment approach, and with lower expenses than their pre-combination investment in ATCR.

HOW WILL THE REORGANIZATION AFFECT MY INVESTMENT?
{circle}Both Funds have similar investment objectives and strategies: ATCR and USTCR both seek current income consistent with stability of principal and liquidity by investing only in a portfolio of short-term U.S. Treasury securities.
{circle}The cash value of your investment will not change since both are money market funds which attempt to maintain a stable net asset value of $1.00 per share.
{circle}The Reorganization will be a tax-free transaction.

HOW DO I VOTE MY SHARES?
You may vote in person at the meeting or complete and return the enclosed proxy card. Please note that if you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote;
2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet. Please refer to your ballot for the appropriate VRU telephone number and internet address.

WHAT SHOULD I DO IN CONNECTION WITH THE REORGANIZATION?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically, and your ATCR shares will automatically be exchanged of Institutional Service Shares of USTCR. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the fund's portfolio.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROSPECTUS/PROXY STATEMENT?
Call your Financial Intermediary or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.



                         MONEY MARKET OBLIGATIONS TRUST

                        AUTOMATED TREASURY CASH RESERVES



                                   NOTICE OF

                        SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD NOVEMBER 16, 2006


TO SHAREHOLDERS OF AUTOMATED TREASURY CASH RESERVES, a Portfolio of Money Market Obligations Trust (the "Trust"):

A special meeting of the shareholders of Automated Treasury Cash Reserves ("ATCR") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 16, 2006, for the following purposes:


              1. To  approve  or  disapprove  a  proposed  Agreement and Plan of
                 Reorganization pursuant to which U.S. Treasury Cash Reserves ("USTCR") would acquire all of the assets of ATCR in exchange for Institutional Service Shares of USTCR to be distributed pro rata by ATCR to its shareholders, in complete liquidation and termination of ATCR; and

              2. To transact such other business as may properly come before the special meeting or any adjournment thereof.



The Board of Trustees has fixed September 22, 2006 as the record date for determination of ATCR shareholders entitled to vote at the special meeting.



                                                 By Order of the Board of
                                                 Trustees,



                                                 John W. McGonigle

                                                 Secretary



September 29, 2006




YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT

                               SEPTEMBER 29, 2006


                          ACQUISITION OF THE ASSETS OF

                       AUTOMATED TREASURY CASH RESERVES,

                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-245-5000


             BY AND IN EXCHANGE FOR INSTITUTIONAL SERVICE SHARES OF

                          U.S. TREASURY CASH RESERVES,

                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-245-5000


       This Prospectus/Proxy Statement describes the proposal whereby Automated Treasury Cash Reserves ("ATCR") would transfer all of its assets to U.S. Treasury Cash Reserves ("USTCR") in exchange for Institutional Service Shares of USTCR (the "Reorganization"). USTCR's Institutional Service Shares will be distributed pro rata by ATCR to its shareholders in complete liquidation and dissolution of ATCR. As a result of the Reorganization, each owner of shares of ATCR will become the owner of Institutional Service Shares of USTCR having a total net asset value ("NAV") equal to the total NAV of his or her holdings in ATCR on the date of the Reorganization (the "Closing Date").

       The stated investment objectives of USTCR and ATCR (each a "Fund", and collectively, the "Funds") are exactly the same in that both Funds seek current income consistent with stability of principal and liquidity by investing only in a portfolio of short-term U.S. Treasury securities. Each Fund is a money market mutual fund which pursues its investment objective by investing only in a portfolio of short-term U.S. Treasury securities maturing in 397 days or less that pay interest exempt from state personal income tax. Neither Fund invests in repurchase agreements.

       For a comparison of the investment policies of the Funds, see "Summary -- Comparison of Investment Objectives, Policies and Limitations." Information concerning the Institutional Service Shares of USTCR, as compared to the shares of ATCR, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of USTCR's Institutional Service Shares and Capitalization."

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for the Institutional Service Shares of USTCR dated June 30, 2006, which is incorporated herein by reference. A Statement of Additional Information for USTCR dated June 30, 2006 (related to USTCR's Prospectus of the same date) as well as a Statement of Additional Information dated September 29, 2006 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and Statement of Additional Information for ATCR dated June 30, 2006 are also incorporated herein by reference. Further information about USTCR's performance is contained in its Annual Report dated April 30, 2006, which is incorporated herein by reference. Further information about ATCR's performance is contained in its Annual Report dated April 30, 2006, which is incorporated herein by reference. Copies of these materials and other information about USTCR and ATCR may be obtained without charge by writing to or calling USTCR at the address and telephone number shown on the previous page.



       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/ PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

       SHARES OF USTCR ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF USTCR ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN USTCR INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS

                                                                            Page

SUMMARY....................................................................    1
    Reasons for the Proposed Reorganization................................    1
    Tax Consequences ......................................................    2
    Comparison of Investment Objectives, Policies and Limitations .........    2
    Comparison of Risks....................................................    3
    Comparative Fee Tables.................................................    4
    Comparison of Potential Risks and Rewards: Performance Information.....    6
    Financial Highlights...................................................    8
    Investment Adviser.....................................................   10
    Advisory Fees, Service Fees, Shareholder Fees and Other Expenses.......   10
    Purchase, Redemption and Exchange Procedures; Dividends and Distributions
       Tax Information; Frequent Trading; Portfolio Holdings Information...   11

    Determining Market Value of Securities.................................   13

INFORMATION ABOUT THE REORGANIZATION.......................................   14
    Description of the Plan of Reorganization..............................   14
    Description of U.S. Treasury Cash Reserves' Institutional Service Shares and
Capitalization.............................................................   14
    Federal Income Tax Consequences........................................   15
    Comparative Information on Shareholder Rights..........................   15

INFORMATION ABOUT U.S. TREASURY CASH RESERVES AND
AUTOMATED TREASURY CASH RESERVES...........................................   15
    Where to Find Additional Information...................................   15
    Legal Proceedings......................................................   16

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING.......................   17
    Proxies, Quorum and Voting at the Special Meeting......................   17
    Share Ownership of the Funds...........................................   18
    Interests of Certain Persons...........................................   19

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY...............   19

AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)...........................  A-1

                                    SUMMARY

       This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. The Prospectus of USTCR accompanies this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION



       Both Funds are portfolios of Money Market Obligations Trust (the "Trust"). The Board of Trustees (the "Board" or "Trustees") of the Trust has determined that a combination of ATCR into USTCR is in the best interest of ATCR and its shareholders. ATCR has experienced a decline in assets over the last several years. At September 15, 2006, the assets of ATCR were $62.4 million, representing a 50% decrease from $124.2 million at December 31, 2005, and a 41% decrease from $151.1 million at October 31, 2005. At September 15, 2006, the assets of USTCR were approximately $2.7 billion. Like all money market mutual funds, ATCR attempts to maintain a stable NAV of $1.00 per share. A continued decline in assets of ATCR while in a rising interest rate environment could lead to a situation in which the stable NAV of ATCR is threatened. This would be as a result of having to sell portfolio securities at losses in order to provide cash to meet shareholder redemption requests. Unless there are undistributed gains to offset those losses, the losses will reduce the Fund's market-based NAV until such time as gains can be taken once again. As ATCR's assets decrease, the significance of any such losses grows in proportion to ATCR's assets.

       Compounding this situation is the concentrated client base of ATCR, which leads to concerns about the effect that one or a few shareholders' redemption activity might have on the Fund overall. As of April 30, 2006, the ten largest shareholders in ATCR represented approximately 98.8% of the Fund's assets, and the three largest shareholders accounted for approximately 60.7% of total assets.



       Both Funds have the same investment objectives and strategies. As shown below in the "Comparative Fee Tables," the expenses of USTCR's Institutional Service Shares as a percentage of net assets have been lower than those of ATCR. Combining ATCR into USTCR in exchange for USTCR's Institutional Service Shares will provide the shareholders of ATCR with a more viable Fund without any change in investment approach, and with lower expenses than ATCR.

       The Board has voted to recommend to holders of shares of ATCR the approval of the Plan, pursuant to which USTCR would acquire all of the assets of ATCR in exchange for Institutional Service Shares of USTCR (the "Exchange"). Immediately following the Exchange, ATCR will distribute the Institutional Service Shares of USTCR pro rata to its shareholders in complete liquidation and dissolution of ATCR. As a result of the Reorganization, each shareholder of ATCR will become the owner of USTCR's Institutional Service Shares having a total NAV equal to the total NAV of his or her holdings in ATCR on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

       In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of ATCR's and USTCR's investment objectives, policies and limitations; (2) the greater long-term viability of USTCR based on its comparatively larger asset size;
(3) the lower expenses of USTCR's Institutional Service Shares compared to the expenses of ATCR; and (4) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to ATCR or USTCR or to shareholders of ATCR or USTCR.

       The Board concluded to recommend to shareholders of ATCR that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the "1940 Act"), the Board, including a majority of the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of ATCR and its shareholders, and that the interests of existing ATCR shareholders would not be diluted as a result of the Reorganization.

       The Board likewise approved the Reorganization on behalf of USTCR. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of USTCR and its shareholders, and that the interests of existing USTCR shareholders would not be diluted as a result of the Reorganization.


TAX CONSEQUENCES

       As a condition to the Reorganization, each Fund will each receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or ATCR's shareholders. The tax basis of USTCR's Institutional Service Shares received by ATCR shareholders will be the same as the tax basis of their shares in ATCR. There will be taxes payable in connection with distributions, if any, by ATCR immediately before the Closing Date. These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.



 THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST UNANIMOUSLY RECOMMENDS
            THAT YOU VOTE "FOR" THE APPROVAL OF THE REORGANIZATION.


COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

       The stated investment objectives of USTCR and ATCR are the same: each Fund seeks current income consistent with stability of principal and liquidity.

       The investment strategies of the two Funds are the same. Both Funds pursue their investment objective by investing only in a portfolio of U.S. Treasury securities maturing in 397 days or less that pay interest exempt from state personal income tax. Each Fund will have a dollar-weighted average portfolio maturity of 90 days or less. Federated Investment Management Company, the investment adviser to each Fund ("Adviser"), targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. For each Fund, the Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

   {circle}current U.S. economic activity and the economic outlook; {circle}current short-term interest rates;
   {circle}the Federated Reserve Board's policies regarding short-term interest rates; and
   {circle}the potential effects of foreign economic activity on U.S. short-term interest rates.

       The Adviser generally shortens the dollar-weighted average maturity of each Fund's portfolio when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. For each Fund, the Adviser selects securities used to shorten or extend the portfolio's dollar-weighted average maturity by comparing the returns currently offered by different investments to their historical and expected returns.

       Because each Fund refers to Treasury securities in its name, each Fund has a policy that it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable it to invest less than 80% of its assets in Treasury securities.

       In addition to the objectives and policies set forth above, each Fund is subject to certain fundamental investment limitations which may not be changed without shareholder approval. The fundamental investment limitations of USTCR and ATCR are identical. Reference is hereby made to USTCR's Prospectus and Statement of Additional Information, each dated June 30, 2006, and to ATCR's Prospectus and Statement of Additional Information, each dated June 30, 2006, which set forth in full the investment objective, policies and investment limitations of each Fund, all of which are incorporated herein by reference.


COMPARISON OF RISKS

       All mutual funds take risks. Therefore, it is possible to lose money by investing in either Fund. Since USTCR and ATCR invest in the same type of security, an investment in USTCR presents the same type of investment risks as investing in ATCR. The only differences in the investment risks of ATCR and USTCR are those resulting from ATCR's smaller asset size and more concentrated investor base as outlined above under "Reasons for the Proposed Reorganization."

       The principal risk factor applicable to an investment in either Fund is interest rate risk. Interest rate risk is the risk posed by the fact that prices of fixed-income securities rise and fall inversely in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed-income securities with greater maturities. Money market funds, such as the Funds, try to minimize this risk by purchasing short-term securities.

       A full discussion of the risks inherent in investments in USTCR and ATCR is set forth in USTCR's Prospectus and Statement of Additional Information, each dated June 30, 2006, and ATCR's Prospectus and Statement of Additional Information, each dated June 30, 2006, each of which is incorporated herein by reference.

COMPARATIVE FEE TABLES

     Like all mutual funds, USTCR and ATCR, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by ATCR and USTCR in respect of its Institutional Service Shares as of April 30, 2006, and for the Institutional Service Shares of USTCR after giving effect to the Reorganization.

FEES AND EXPENSES OF THE FUNDS' SHARES
                                                                                       ATCR - USTCR -        USTCR - INSTITUTIONAL
                                                                                       SHARES INSTITUTIONAL  SERVICE SHARES PRO
SHAREHOLDER FEES                                                                              SERVICE SHARES FORMA COMBINED
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)   None   None           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or    None   None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)  None   None           None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                     None   None           None
Exchange Fee                                                                           None   None           None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
Expenses That are Deducted From Fund Assets (as percentage of average net assets)
Management Fee2                                                                        0.50%  0.40%          0.40%
Distribution (12b-1) Fee                                                               None   0.25%3         0.25%3
Other Expenses4                                                                        0.54%  0.35%          0.35%
Total Annual Fund Operating Expenses                                                   1.04%  1.00%          1.00%

1  The percentages shown are based on expenses for the entire fiscal year ended
April 30, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and at any particular point, may be greater or less than the stated average percentage. For ATCR, although not contractually obligated to do so, the adviser, administrator and shareholder services provider waived certain amounts. For USTCR, although not contractually obligated to do so, the adviser, distributor and administrator waived certain amounts. These are shown below along with the net expenses each Fund actually paid for the fiscal year ended April 30, 2006.

 Total Voluntary Waivers of Fund Expenses                                             0.45%   0.55%          0.55%
 Total Actual Annual Fund Operating Expenses (after waivers)                          0.59%   0.45%          0.45%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by ATCR and USTCR (after the voluntary waivers) was 0.10% and 0.11%, respectively, for the fiscal year ended April 30, 2006.

3  USTCR's Institutional Service Shares did not pay or accrue the distribution
(12b-1) fee during the fiscal year ended April 30, 2006. USTCR has no present intention of paying or accruing the distribution (12b-1) fee for Institutional
Service Shares for the fiscal year ending April 30, 2007.

4 Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial
Intermediaries" herein. The administrator and/or shareholder services provider voluntarily waived a portion of their fees. The administrator and/or shareholder services provider can terminate these voluntary waivers at any time.
Total other operating expenses paid by ATCR and USTCR (after the voluntary waivers) were 0.49% and 0.34%, respectively, for the fiscal year ended April 30, 2006.

EXAMPLE

This Example is intended to help you compare the cost of investing in ATCR and USTCR's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in ATCR and USTCR's Institutional Service Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that ATCR's and USTCR's Institutional Service Shares' operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

             ATCR -SHARES       USTCR - INSTITUTIONAL SERVICE SHARES   USTCR - INSTITUTIONAL SERVICE SHARES PRO
                                                                                FORMA COMBINED
  1 Year        $  106                   $  102                                $  102
 3 Years        $  331                   $  318                                $  318
 5 Years        $  574                   $  552                                $  552
10 Years        $1,271                   $1,225                                $1,225

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

       The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of ATCR and USTCR's Institutional Service Shares total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods. The figures assume reinvestment of dividends and distributions. Each Fund's performance will fluctuate, and past performance is no guarantee of future results.

AUTOMATED TREASURY CASH RESERVES

RISK/RETURN BAR CHART AND TABLE


[GRAPHIC ILLUSTRATION-AUTOMATED TREASURY CASH RESERVES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of ATCR as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1% up to 6%.

The `x' axis represents calculation periods from the calendar year end 1996 through the calendar year ended 2005. The chart features ten distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for ATCR for each calendar year is stated directly at the top of each respective bar, for the calendar years 1996 through 2005. The percentages noted are 4.74%, 4.75%, 4.65%, 4.23%, 5.47%, 3.50%,
1.14%, 0.51%, 0.69% and 2.43%, respectively.



Historically, ATCR has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of ATCR's total returns on a calendar year-end basis.

ATCR's shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

ATCR's total return for the three-month period from January 1, 2006 to March 31, 2006 was 0.90%.

Within the period shown in the bar chart, ATCR's highest quarterly return was 1.44% (quarter ended December 31, 2000). Its lowest quarterly return was 0.09% (quarter ended March 31, 2004).


AVERAGE ANNUAL TOTAL RETURN TABLE
The following table represents ATCR's Average Annual Total Returns for the calendar periods ended December 31, 2005.

 CALENDAR PERIOD   FUND
 1 Year            2.43%
 5 Years           1.65%
 10 Years          3.20%

ATCR's 7-Day Net Yield as of December 31, 2005 was 3.25%. You may call ATCR at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether ATCR's investment risks are balanced by its potential returns.

U.S. TREASURY CASH RESERVES


RISK/RETURN BAR CHART AND TABLE


[GRAPHIC ILLUSTRATION-U.S. TREASURY CASH RESERVES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of USTCR as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1% up to 7%.

The `x' axis represents calculation periods from the calendar year end 1996 through the calendar year ended 2005. The chart features ten distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for USTCR for each calendar year is stated directly at the top of each respective bar, for the calendar years 1996 through 2005. The percentages noted are 4.86%, 4.91%, 4.79%, 4.37%, 5.60%, 3.63%,
1.29%, 0.65%, 0.83% and 2.57%, respectively.



Historically, USTCR has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of USTCR's Institutional Service Shares total returns on a calendar year-end basis.

USTCR's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

USTCR's Institutional Service Shares total return for the three-month period from January 1, 2006 to March 31, 2006 was 0.94%.

Within the period shown in the bar chart, USTCR's Institutional Service Shares highest quarterly return was 1.47% (quarter ended December 31, 2000). Its lowest quarterly return was 0.13% (quarter ended March 31, 2004).


AVERAGE ANNUAL TOTAL RETURN TABLE
The following table represents USTCR's Institutional Service Shares Average Annual Total Returns for the calendar periods ended December 31, 2005.

 CALENDAR PERIOD      FUND
 1 Year              2.57%
 5 Years             1.79%
 10 Years            3.33%

USTCR's Institutional Service Shares 7-Day Net Yield as of December 31, 2005 was 3.36%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.


Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether USTCR's investment risks are balanced by its potential returns.

FINANCIAL HIGHLIGHTS

AUTOMATED TREASURY CASH RESERVES

     The Financial Highlights will help you understand ATCR's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in ATCR, assuming reinvestment of any dividends and capital gains.

       This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with ATCR's audited financial statements, is included in the Annual Report.

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

YEAR ENDED APRIL 30                                     2006         2005          2004         2003         2002
NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00        $1.00         $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.030        0.012         0.004        0.010        0.021
Net realized and unrealized gain on investments        0.000 1      0.000 1       0.000 1      0.000 1      0.001
  TOTAL FROM INVESTMENT OPERATIONS                     0.030        0.012         0.004        0.010        0.022
LESS DISTRIBUTIONS:
Distributions from net investment income              (0.030 )     (0.012 )      (0.004 )     (0.010 )     (0.021 )
Distributions from net realized gain on               (0.000 )1    (0.000 )1     (0.000 )1    (0.000 )1    (0.001 )
investments
  TOTAL DISTRIBUTIONS                                 (0.030 )     (0.012 )      (0.004 )     (0.010 )     (0.022 )
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00         $1.00        $1.00        $1.00
TOTAL RETURN2                                           3.08 %       1.16 %        0.42 %       0.97 %       2.25 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                            0.59 %       0.59 %        0.59 %       0.59 %       0.59 %
Net investment income                                   2.92 %       1.10 %        0.40 %       0.92 %       2.04 %
Expense waiver/reimbursement3                           0.45 %       0.41 %        0.38 %       0.35 %       0.31 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $90,742     $146,185      $177,500     $194,933     $239,245

1 Represents less than $0.001.

2 Based on net asset value. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about ATCR's performance is contained in ATCR's Annual Report, dated April 30, 2006, which can be obtained free of charge.

U.S. TREASURY CASH RESERVES

       The Financial Highlights will help you understand USTCR's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in USTCR, assuming reinvestment of any dividends and capital gains.

       This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with USTCR's audited financial statements, is included in the Annual Report.


FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

YEAR ENDED APRIL 30                             2006            2005           2004           2003            2002
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00           $1.00          $1.00          $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.032           0.013          0.006          0.011           0.023
Net realized and unrealized gain               0.000 1         0.000 1        0.000 1        0.000 1         0.001
(loss) on investments
  TOTAL FROM INVESTMENT OPERATIONS             0.032           0.013          0.006          0.011           0.024
LESS DISTRIBUTIONS:
Distributions from net investment             (0.032 )        (0.013 )       (0.006 )       (0.011 )        (0.023 )
income
Distributions from net realized gain          (0.000 )1       (0.000 )1      (0.000 )1      (0.000 )1       (0.001 )
on investments
  TOTAL DISTRIBUTIONS                         (0.032 )        (0.013 )       (0.006 )       (0.011 )        (0.024 )
NET ASSET VALUE, END OF PERIOD                 $1.00           $1.00          $1.00          $1.00           $1.00
TOTAL RETURN2                                   3.22 %          1.30 %         0.56 %         1.10 %          2.38 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                    0.45 %          0.45 %         0.45 %         0.45 %          0.45 %
Net investment income                           3.19 %          1.26 %         0.53 %         1.04 %          2.25 %
Expense waiver/reimbursement3                   0.30 %          0.30 %         0.30 %         0.29 %          0.29 %
SUPPLEMENTAL DATA:
Net assets, end of period (000            $1,455,343      $1,209,508     $1,262,332     $1,317,596      $1,177,912
omitted)


1 Represents less than $0.001.

2 Based on net asset value. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about USTCR's performance is contained in USTCR's Annual Report, dated April 30, 2006, which can be obtained free of charge.

INVESTMENT ADVISER

       The Board governs both USTCR and ATCR. The Board selects and oversees both Funds' Adviser, Federated Investment Management Company, a subsidiary of Federated Investors, Inc. ("Federated"). The Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of the Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

       The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

INVESTMENT ADVISORY FEES

       The annual advisory fee for USTCR is 0.40% of USTCR's average daily net assets. The Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of USTCR. This voluntary waiver or reimbursement may be terminated by the Adviser at any time in its sole discretion. The annual advisory fee for ATCR is 0.50% of ATCR's average daily net assets. The Adviser may similarly voluntarily choose to waive a portion of its advisory fee or reimburse ATCR for certain expenses and may likewise terminate such waiver or reimbursement at any time in its sole discretion. A discussion of the Board's review of each Fund's investment advisory contract is available in the Fund's Annual Report dated June 30, 2006.

ADMINISTRATIVE FEES

       Federated Administrative Services ("FAS"), an affiliate of the Adviser, serves as administrator to both USTCR and ATCR and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose voluntarily to waive a portion of its fee. The net administrative fee expense charged by FAS for USTCR's and ATCR's fiscal year ended April 30, 2006 was $1,767,350, or 0.076% and $126,411, or 0.090%, respectively, of average daily net assets.

       The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

SERVICE FEES

       USTCR and ATCR each have entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the Fund to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of the Adviser, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by each Fund and FSSC.

RULE 12B-1 FEES

       Federated Securities Corp. ("FSC"), an affiliate of the Adviser, is the principal distributor (the "Distributor") for shares of the Funds. USTCR has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which USTCR may pay a fee to the distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of USTCR's Institutional Service Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan. ATCR does not have a Rule 12b-1 Plan in effect and, accordingly, does not compensate brokers and dealers for sales and administrative services performed in connection with sales of shares of ATCR pursuant to a plan of distribution adopted pursuant to Rule 12b-1.

ACCOUNT ADMINISTRATION FEES

       The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

       The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

       The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

       The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of each Fund's Prospectus and described above because they are not paid by the Funds.

       These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.


PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION

       The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. As described below, procedures for the purchase, redemption and exchange of USTCR's Institutional Service Shares are the same as those applicable to the purchase, redemption and exchange of ATCR's shares. Reference is made to the Prospectus of USTCR dated June 30, 2006, and the Prospectus of ATCR dated June 30, 2006, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.


PURCHASES

       Purchases of shares of each Fund may be made through an investment professional, directly from the Fund or through an exchange from another Federated fund. Each Fund reserves the right to reject any purchase request.

       The required minimum initial investment in each Fund is $25,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days.

       Shares of each Fund are purchased and redeemed at NAV. Each Fund attempts to stabilize the NAV of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. Each Fund cannot guarantee that its NAV will always remain at $1.00 per share. Neither Fund charges a front-end or contingent deferred sales charge. Each Fund's NAV is determined at 2:00 p.m. (Eastern time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open.

       In addition to purchases by telephone or by mail, both Funds offer the following purchase options: (i) By Automatic Investments. Shareholders may establish an account with their financial institution to automatically purchase shares of the Funds on predetermined dates or when your bank account reaches a certain level; (ii) Through an Exchange. Shareholders may purchase shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares; and (iii) By Automated Clearing House (ACH). Once an account is opened with the Fund, additional shares can be purchased through a depository institution that is an ACH member.


REDEMPTIONS AND EXCHANGES

       Redemptions and exchanges of each Fund may be made through an investment professional or directly from the Fund by telephone or by mailing a written request.

       Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.

       Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.


DIVIDENDS AND DISTRIBUTIONS

       Both Funds declare any dividends daily and pay them monthly to shareholders. Neither Fund expects to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. Both Funds pay any capital gains annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.


TAX INFORMATION

       Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

       Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING

       Given the short-term nature of each Fund's investments and its use of the amortized cost method for calculating the NAV of Fund shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because each Fund is intended to be used as a liquid short-term investment, the Funds' Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Funds' shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund shares can have adverse effects on the management of the Fund's portfolio and its performance.


PORTFOLIO HOLDINGS INFORMATION

       Information concerning each Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of each Fund's portfolio holdings as of the end of each month is posted on the website 15 days (or the next business day) after the end of the month and remains posted until replaced by the information for the succeeding month. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include percentage breakdowns of the portfolio by credit quality tier, effective maturity range and type of security.

       To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

       You may also access from the "Products" section of the website portfolio information as of the end of each Fund's fiscal quarters. Each Fund's Annual and Semi-Annual Reports, which contain complete listings of each Fund's portfolio holdings as of the end of each Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of each Fund's portfolio holdings as of the end of each Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.



DETERMINING MARKET VALUE OF SECURITIES

       The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Funds computed by dividing the annualized daily income on the Funds' portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

       The Funds' use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Funds' investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.





                      INFORMATION ABOUT THE REORGANIZATION


DESCRIPTION OF THE PLAN OF REORGANIZATION



       The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after November 17, 2006. On the Closing Date all of the assets of ATCR will be transferred to USTCR. In exchange for the transfer of these assets, USTCR will simultaneously issue to ATCR a number of full and fractional Institutional Service Shares of USTCR equal in value to the aggregate NAV of the shares of ATCR calculated as of 4:00 p.m. on the Closing Date.



       Following the transfer of assets in exchange for Institutional Service Shares of USTCR, ATCR will distribute the Institutional Service Shares of USTCR pro rata to its shareholders of record in complete liquidation of ATCR. Shareholders of ATCR owning shares at the closing on the Closing Date of the Reorganization will receive a number of Institutional Service Shares of USTCR with the same aggregate value as the shareholder had in ATCR immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of ATCR's shareholders on the share records of USTCR's transfer agent. ATCR will then be terminated. USTCR does not issue share certificates to shareholders.

       The transfer of shareholder accounts from ATCR to USTCR will occur automatically. It is not necessary for ATCR shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.

       The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by ATCR's shareholders; and (ii) the receipt by the Trust of an opinion to the effect that the Reorganization will be tax-free to ATCR, its shareholders and USTCR. The Plan may be terminated if, before the Closing Date, any of the required conditions has not been met, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interest of the shareholders of ATCR or USTCR.

       The expenses of the Reorganization will be paid by the Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by USTCR and ATCR; proxy solicitation costs; and other related administrative or operational costs.

       The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


DESCRIPTION OF U.S. TREASURY CASH RESERVES' INSTITUTIONAL SERVICE SHARES AND CAPITALIZATION

       Institutional Service Shares of USTCR to be issued to shareholders of ATCR under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of USTCR provided herewith for additional information about the Institutional Service Shares of USTCR.

       The following table shows the capitalization of USTCR and ATCR as of September 15, 2006, and on a pro forma combined basis as of that date:

                                                                                     USTCR -
                                 ATCR -SHARES           USTCR -            INSTITUTIONAL SERVICE SHARES
                                              INSTITUTIONAL SERVICE SHARES      PRO FORMA COMBINED
NET ASSETS                        $62,413,661               $1,470,716,775               $1,533,130,436
NET ASSET VALUE PER SHARE               $1.00                        $1.00                        $1.00
SHARES OUTSTANDING                 62,409,050                1,470,752,894                1,533,161,944
TOTAL NET ASSETS (AT FUND LEVEL)  $62,413,661               $2,700,124,905               $2,762,538,566




FEDERAL INCOME TAX CONSEQUENCES

       As a condition to the Reorganization, the Trust will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

   {circle}the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and ATCR and USTCR each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   {circle}no gain or loss will be recognized by USTCR upon its receipt of ATCR's assets in exchange for Institutional Service Shares of USTCR;

   {circle}no gain or loss will be recognized by ATCR upon transfer of its assets to USTCR in exchange for Institutional Service Shares of USTCR or upon the distribution of Institutional Service Shares of USTCR to ATCR's shareholders in exchange for their shares of ATCR;

   {circle}no gain or loss will be recognized by shareholders of ATCR upon exchange of their shares of ATCR for Institutional Service Shares of USTCR;

   {circle}the aggregate tax basis of Institutional Service Shares of USTCR received by each shareholder of ATCR pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of ATCR held by such shareholder immediately prior to the Reorganization;

   {circle}the holding period of USTCR's Institutional Service Shares received by each shareholder of ATCR pursuant to the Plan will include the period during which shares of ATCR exchanged therefor were held by such shareholder, provided the shares of ATCR were held as capital assets on the date of the Reorganization;

   {circle}the tax basis of the assets of ATCR acquired by USTCR will be the same as the tax basis of such assets to ATCR immediately prior to the Reorganization; and

   {circle}the holding period of ATCR's assets in the hands of USTCR will include the period during which those assets were held by ATCR.

       The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on USTCR, ATCR or ATCR's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

       Shareholders of ATCR should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

       Before the Reorganization, ATCR may distribute ordinary income and realized capital gains, if any, to shareholders.


COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

       Because both Funds are portfolios of the same Trust, there are no material differences between the rights of shareholders of ATCR and the rights of shareholders of USTCR.



   INFORMATION ABOUT U.S. TREASURY CASH RESERVES AND AUTOMATED TREASURY CASH
                                    RESERVES


WHERE TO FIND ADDITIONAL INFORMATION




       Information about ATCR is included in its Prospectus and Statement of Additional Information dated June 30, 2006, each of which is incorporated herein by reference. Information about USTCR is included in its Prospectus dated June 30, 2006, a copy of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, and in its Statement of Additional Information dated June 30, 2006, which is incorporated herein by reference. Copies of the Statement of Additional Information of USTCR, the Prospectus and Statement of Additional Information of ATCR and the Statement of Additional Information dated September 29, 2006 relating to this Prospectus/Proxy Statement dated September 29, 2006, all of which have been filed with the SEC, may be obtained without charge by contacting the Trust at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and Statements of Additional Information of ATCR and USTCR are also available electronically at Federated's website at FederatedInvestors.com.



       The Trust, on behalf of both Funds, is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of both Funds, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


LEGAL PROCEEDINGS

       Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

       Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

       The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT ATCR SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING



       Proxies are being solicited by the Board, on behalf of ATCR. The proxies will be voted at the special meeting of shareholders of ATCR to be held on November 16, 2006 at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, at 2:00 p.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").



       The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



       The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of the Trust knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 29, 2006, to shareholders of record at the close of business on September 22, 2006 (the "Record Date").



       ATCR's Annual Report, which includes audited financial statements for its fiscal year ended April 30, 2006, was previously mailed to shareholders of ATCR. USTCR's Annual Report, which includes audited financial statements for its fiscal year ended April 30, 2006, was previously mailed to shareholders of USTCR. USTCR and ATCR will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report. Requests for Annual Reports for USTCR or ATCR may be made by writing to the Trust's principal executive offices or by calling the Trust. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000, and the Trust's toll-free telephone number is 1-800-341-7400. These reports are also available electronically at Federated's website at FederatedInvestors.com.


PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

       Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of ATCR is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of USTCR are not being solicited since their approval is not required in order to effect the Reorganization.

       Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of ATCR. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan of Reorganization.

       In order to hold the Special Meeting, a "quorum" of shareholders of ATCR must be present. Holders of one-fourth of the total number of outstanding shares of ATCR, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.

       Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of ATCR present at the meeting, if the shareholders of more than 50% of the outstanding voting securities of ATCR are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of ATCR.

       For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

       If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


SHARE OWNERSHIP OF THE FUNDS

As of the Record Date, the Funds had the following numbers of outstanding shares of beneficial interest:



 NAME OF FUND                                               OUTSTANDING SHARES
-------------------------------------------------------------------------------
 Automated Treasury Cash Reserves                                   64,831,573
-------------------------------------------------------------------------------
 U.S. Treasury Cash Reserves - Institutional Service Shares      1,435,776,789
-------------------------------------------------------------------------------

Each share is entitled to one vote and fractional shares have proportionate voting rights.

       Officers and Trustees of the Trust own less than 1% of ATCR's outstanding shares.

       At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of ATCR:

Maril & Co., Milwaukee, WI, owned approximately 3,265,313 shares (5.04%); Douglas County Bank, Lawrence, KS, owned approximately 4,085,415 shares (6.30%); Security National Bank-ENID, Enid, OK, owned approximately 5,598,921 (8.64%); First National Trust Company, Johnstown, PA, owned approximately 5,758,947 shares (8.88%); Colonial Bank, Montgomery, AL, Montgomery, AL, owned approximately 5,946,222 (9.17%); Turtle & Co., Boston, MA, owned approximately 6,974,140 shares (10.76%); Band & Co., Milwaukee, WI, owned approximately 9,386,480 shares (14.48%); Douglas County Bank, Lawrence, KS, owned approximately 11,406,432 shares (17.59%).

       Officers and Trustees of the Trust own less than 1% of each class of USTCR's outstanding shares.

       At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Institutional Service Shares of USTCR:

       Band & Co., Milwaukee, WI, owned approximately 104,949,283 shares (7.31%); HUBCO, Birmingham, AL, owned approximately 107,800,996 shares (7.51%); North Fork Bank, Mattituck, NY, owned approximately 138,040,033 shares (9.61%); Turtle & Co., Boston, MA, owned approximately 170,951,787 shares (11.91%); and Hare & Co., East Syracuse, NY, owned approximately 188,200,615 shares (13.11%).

       At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Institutional Shares of USTCR:

       731 Office One LLC, Paramus, NJ, owned approximately 76,932,201 shares (6.19%); MISCO, Jackson, MS, owned approximately 85,593,057 shares (6.88%); Wells Fargo Bank NA, Minneapolis, MN, owned approximately 88,036,603 shares (7.08%); Hare & Co., East Syracuse, NY, owned approximately 103,699,306 (8.34%); Goldman Sachs Global Cash Services, Chicago, IL, owned approximately 111,728,107 shares (8.99%); and Farmers & Merchants Trust Co., Long Beach, CA, owned approximately 149,076,997 (11.99%).




INTERESTS OF CERTAIN PERSONS

       Both Funds are managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trust.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

       ATCR is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to the Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000, so that they are received within a reasonable time before any such meeting.

       No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of ATCR.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                              By Order of the Board of Trustees,



                                                               John W. McGonigle

                                                                       Secretary


September 29, 2006

                                                                       EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION



       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 18th day of May, 2006, by and between MONEY MARKET OBLIGATIONS TRUST, a Massachusetts Business Trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Trust"), with respect to its U.S. TREASURY CASH RESERVES (the "Acquiring Fund"), a series of the Trust, and MONEY MARKET OBLIGATIONS TRUST, with respect to its AUTOMATED TREASURY CASH RESERVES, a series of the Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").



       This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Institutional Service Shares, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of the Acquiring Fund Shares to the holders of Shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

       WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Trust, the Trust is an open-end, registered management investment company, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

       WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest;

       WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

       WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                       ARTICLE I



        TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
                      SHARES AND LIQUIDATION OF THE ACQUIRED FUND

       1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund will receive Institutional Service Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

       1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

       The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

       1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

       1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

       1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

       1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

       1.7   REPORTING RESPONSIBILITY.   Any  reporting  responsibility  of  the
Acquired Fund is and shall remain the responsibility of the Acquired Fund.

       1.8   TERMINATION.   The  Acquired  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

       1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                    ARTICLE II

                                     VALUATION

       2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

       2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

       2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund's shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

       2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                      ARTICLE III

                               CLOSING AND CLOSING DATE



       3.1 CLOSING DATE. The closing shall occur on or after November 17, 2006, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.



       3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

       3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

       3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

       4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

                    a) The  Acquired  Fund  is  a  legally designated,  separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                    b) The   Trust  is  registered  as  an  open-end  management
                       investment company under the 1940 Act, and the Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

                    c) The  current   prospectus  and  statement  of  additional
                       information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    d) The  Acquired Fund is not, and the  execution,  delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

                    e) The  Acquired  Fund  has  no  material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

                    f) Except as otherwise  disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                    g) The audited financial statements  of the Acquired Fund as of April 30, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

                    h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

                    i) All federal  and  other  tax  returns  and reports of the
                       Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                    j) All issued and outstanding shares  of  the  Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

                    k) At the Closing Date, the Acquired Fund will have good and marketable  title  to  the Acquired Fund's assets  to  be
                       transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

                    l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                    m) The information  to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                    n) From the effective date of the Registration Statement (as defined  in  paragraph 5.7),  through  the  time  of  the
                       meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                    o) The  Acquired  Fund   has  elected  to  qualify  and  has
                       qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

                    p) No  governmental  consents, approvals, authorizations  or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

       4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

                    a) The  Acquiring  Fund  is  a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                    b) The  Trust  is  registered  as  an  open-end   management
                       investment company under the 1940 Act, and the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                    c) The  current  prospectus  and  statement   of  additional
                       information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

                    d) The Acquiring Fund is not, and  the  execution,  delivery and performance of this Agreement will not, result in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                    e) Except  as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                    f) The financial  statements  of  the  Acquiring  Fund as of
                       April 30, 2006 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

                    g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.

                    h) All  federal  and  other tax returns and reports  of  the
                       Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                    i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

                    j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                    k) Acquiring Fund Shares to be issued  and  delivered to the
                       Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                    l) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                    m) From the effective date of the Registration Statement (as defined  in  paragraph 5.7),  through  the  time  of  the
                       meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                    n) The  Acquiring  Fund  has  elected  to  qualify  and  has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

                    o) No  governmental  consents,  approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

                    p) The  Acquiring Fund agrees to use all reasonable  efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V



             COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

       5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

       5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

       5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

       5.4   ADDITIONAL   INFORMATION.    The  Acquired  Fund  will  assist  the
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

       5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

       5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

       5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

       5.8 DIVIDENDS. On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

       The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                                      ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

       The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

       All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.

       The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

                                      ARTICLE VIII

                  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                           ACQUIRING FUND AND ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

       8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

       8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

       8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities
(including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

       8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties shall have received an opinion of Dickstein Shapiro LLP substantially to the effect that for federal income tax purposes:

                    a) The  transfer of all of the Acquired Fund's assets to the
                       Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                    b) No gain or loss will  be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

                    c) No gain  or  loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

                    d) No gain or loss will be recognized  by  any Acquired Fund
                       Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

                    e) The  aggregate  tax  basis of the Acquiring  Fund  Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

                    f) The tax basis of the Acquired Fund's assets  acquired  by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                   ARTICLE IX

                                    EXPENSES

       Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation:
(a) expenses associated  with the preparation and filing of the Proxy Materials;
(b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

       10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

       10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                  ARTICLE XI

                                  TERMINATION

       This Agreement may be terminated by the Trust at its option at or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective Trustees or officers.

                                   ARTICLE XII



                                   AMENDMENTS

       This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as authorized by the Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                   ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Funds, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Funds and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Funds as provided in the Trust's Declaration of Trust.

       IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        MONEY MARKET OBLIGATIONS TRUST
                                        on behalf of its portfolio,
                                        Automated Treasury Cash Reserves




                                        By:  J. Christopher Donahue

                                        Title:  President


                                        MONEY MARKET OBLIGATIONS TRUST
                                        on behalf of its portfolio,
                                        U.S. Treasury Cash Reserves



                                        By:  J. Christopher Donahue

                                        Title:  President

[FEDERATED LOGO OMITTED]
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FEDERATEDINVESTORS.COM
or call 1-800-341-7400 or
Federated Securities Corp., Distributor

Cusip 60934N674


35667 (10/06)


Federated is a registered mark
of Federated Investors, Inc.
2006 {copyright}Federated Investors, Inc.

















                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 29, 2006

                          ACQUISITION OF THE ASSETS OF

                       AUTOMATED TREASURY CASH RESERVES,
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

             BY AND IN EXCHANGE FOR INSTITUTIONAL SERVICE SHARES OF

                          U.S. TREASURY CASH RESERVES,
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400
















This Statement of Additional Information dated September 29, 2006, is not a prospectus. A Prospectus/Proxy Statement dated September 29, 2006, related to the above-referenced matter may be obtained from Money Market Obligations Trust, on behalf of U.S. Treasury Cash Reserves, by writing or calling U.S. Treasury Cash Reserves at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                               TABLE OF CONTENTS


1. Statement of Additional Information of Automated Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated June 30, 2006.

2. Statement of Additional Information of U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated June 30, 2006.

3. Audited Financial Statements of Automated Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated April 30, 2006.

4. Audited Financial Statements of U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated April 30, 2006.

5. Unaudited Financial Statements of Automated Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated October 31, 2005.

6. Unaudited Financial Statements of U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated October 31, 2005.


Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the reorganization of Automated Treasury Cash Reserves into U.S. Treasury Cash Reserves because the net asset value of Automated Treasury Cash Reserves does not exceed ten percent of U.S. Treasury Cash Reserves net asset value, measured as of September 15, 2006.

                     INFORMATION INCORPORATED BY REFERENCE

1. The Statement of Additional Information of Automated Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated June 30, 2006, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A (File No. 811-5950), which was filed with the Securities and Exchange Commission on or about June 28, 2006. A copy may be obtained from the Fund at 1-800-341-7400.

2. The Statement of Additional Information of U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust, dated June 30, 2006, is incorporated by reference to Money Market Obligations Trust's' Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A (File No. 811-5950), which was filed with the Securities and Exchange Commission on or about June 28, 2006. A copy may be obtained from the Fund at 1-800-341-7400.

3. The audited financial statements of Automated Treasury Cash Reserves, dated April 30, 2006, are incorporated by reference to the Annual Report to shareholders of Automated Treasury Cash Reserves, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 28, 2006.

4. The audited financial statements of U.S. Treasury Cash Reserves, dated April 30, 2006, are incorporated by reference to the Annual Report to shareholders of U.S. Treasury Cash Reserves, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 28, 2006.

5. The unaudited financial statements of Automated Treasury Cash Reserves, dated October 31, 2005, are incorporated by reference to the Semi-Annual Report to shareholders of Automated Treasury Cash Reserves, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 4, 2006.

6. The unaudited financial statements of U.S. Treasury Cash Reserves, dated October 31, 2006, are incorporated by reference to the Semi-Annual Report to shareholders of U.S. Treasury Cash Reserves, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 4, 2006.

                       AUTOMATED TREASURY CASH RESERVES,
                 A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST



INVESTMENT ADVISER
Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

ADMINISTRATOR
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779










PART C.    OTHER INFORMATION.

ITEM 15.  INDEMNIFICATION:

Indemnification is provided to Trustees and officers of Money Market Obligations Trust (the "Registrant") pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the 1940 Act for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 16.  EXHIBITS

1 Conformed copy of Restatement and Amendment Numbers 1-18 to the Declaration of Trust of the Registrant; (35)
1.2   Form of Declaration of Trust Amendment No. 19; (42)
1.3 Conformed copy of Amendment No. 20 to the Amended and Restated Declaration of Trust; (43)
1.4 Conformed copy of Amendment No. 21 to the Amended and Restated Declaration of Trust; (50)
1.5 Conformed copy of Amendment No. 22 to the Amended and Restated Declaration of Trust; (55)
1.6 Conformed copy of Amendment No. 23 to the Amended and Restated Declaration of Trust; (57)
1.7 Conformed copy of Amendment No. 24 to the Amended and Restated Declaration of Trust; (58)
1.8 Conformed copy of Amendment No. 25 to the Amended and Restated Declaration of Trust; (59)
1.9 Conformed copy of Amendment No. 26 to the Amended and Restated Declaration of Trust; (59)

2.    Copy of By-Laws and Amendments 1-4 of the Registrant; (35)
2.1   Amendment #5 to By-Laws (42)
2.2   Amendment #6 to By-Laws (46)
2.3   Amendment #7 to By-Laws (52)
2.4   Amendment #8 to By-Laws (59)
2.5   Amendment #9 to By-Laws (60)

3.    Not Applicable

4. Agreement and Plan of Reorganization is included as Exhibit A to the Combined Proxy Statement and Prospectus of the Registration Statement;(61)

5. Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (See Appendix)

6. Conformed copy of Investment Advisory Contract and Exhibits A-PP of the Registrant; (35)
6.1 Conformed copy of Amendment to the Investment Advisory Contract of the Registrant; (38)
6.2 Conformed copy of Exhibit QQ to the Investment Advisory Contract of the Registrant; (44)
6.3 Conformed copy of Exhibit RR through Exhibit TT to the Investment Advisory Contract of the Registrant; (56)
6.4 Amendment #1 to Exhibit H to Investment Advisory Contract of the Registrant; (58)

7. Conformed copy of Distributor's Contract and Exhibits A-R of the Registrant; (35)
7.1 Conformed copy of Exhibits S-W to the Distribution Contract of the Registrant; (54)
7.2 Conformed copy of Amendment to the Distributor's Contract of the Registrant; (38)
7.3 Conformed copy of Distributor's Contract of the Registrant (Liberty U.S. Government Money Market Trust - Class B Shares); (23)
7.4 Conformed copy of Amendment to the Distributor's Contract of the Registrant. (46)
7.5 Conformed copy of Exhibits X-Y to the Distributor's Contract of the Registrant; (57)
7.6 Conformed copy of Exhibit K to the Distribution Contract of the Registrant; (58)

8.    Not Applicable

9.    Conformed copy of Custodian Agreement of the Registrant; (8)
9.1   Conformed copy of Custodian Fee Schedule; (17)

10.   Conformed copy of Distribution Plan and Exhibits A-I of the
      Registrant; (53)
10.1 Conformed copy of Exhibits J-K of the Distribution Plan of the Registrant; (55)
10.2 Conformed copy of Exhibit L of the Distribution Plan of the Registrant; (57)
10.3 Conformed copy of Exhibit K of the Distribution Plan of the Registrant; (58)

11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (61)

12. Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)

13. The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004.
      (File Nos. 33-29838 and 811-5843)
13.1 The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services Company and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
13.2 Conformed copy of Principal Shareholder Services Agreement (Liberty U.S. Government Money Market Trust - Class B Shares); (23)
13.3 Conformed copy of Shareholder Services Agreement (Liberty U.S Government Money Market Trust - Class B Shares); (23)
13.4 Conformed copy of Shareholder Services Agreement (Massachusetts Municipal Cash Trust - Boston 1784 Fund Shares); (24)
13.5 The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated
      June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);
13.6 The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193);
13.7 The Registrant hereby incorporates the Copy of Exhibit A, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
13.8 The Registrant hereby incorporates the Conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
13.9 The Registrant hereby incorporates the Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06, from Item (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

14. Conformed copy of Consent of Independent Registered Public Accounting Firm of Automated Treasury Cash Reserves; (62)
14.1 Conformed copy of Consent of Independent Registered Public Accounting Firm of U.S. Treasury Cash Reserves; (62)

15.   Not Applicable

16.   Conformed copy of Power of Attorney of the Registrant; (61)
16.1  Conformed copy of Unanimous Consent of Trustees of the Registrant; (61)

17.   Form of Proxy; (+)

_________________________________________________________
+   All Exhibits have been filed electronically.

8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed June 1, 1994. (File Nos. 33-31602 and 811-5950).
17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed September 28, 1998. (File Nos. 33-31602 and 811-5950).
18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed February 12, 1999. (File Nos. 33-31602 and 811-5950).
23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 on Form N-1A filed October 29, 1999. (File Nos. 33-31602 and 811-5950).
24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed November 17, 1999. (File Nos. 33-31602 and 811-5950).
26. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 39 on Form N-1A filed February 25, 2000. (File Nos. 33-31602 and 811-5950).
35. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 51 on Form N-1A filed May 29, 2001. (File Nos. 33-31602 and 811-5950).
38. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 54 on Form N-1A filed September 28, 2001. (File Nos. 33-31602 and 811-5950).
42. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on Form N-1A filed on December 20, 2002. (File Nos. 33-31602 and 811-5950).
43. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 62 on Form N-1A filed on May 30, 2003. (File Nos. 33-31602 and 811-5950).
44. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 63 on Form N-1A filed on June 30, 2003. (File Nos. 33-31602 and 811-5950).
46. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 65 on Form N-1A filed on December 30, 2003. (File Nos. 33-31602 and 811-5950).
50. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 69 on Form N-1A filed on June 29, 2004. (File Nos. 33-31602 and 811-5950).
52. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 73 on Form N-1A filed on December 3, 2004. (File Nos. 33-31602 and 811-5950).
53. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 74 on Form N-1A filed on December 30, 2004. (File Nos. 33-31602 and 811-5950).
54. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 77 on Form N-1A filed on February 25, 2005. (File Nos. 33-31602 and 811-5950).
55. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 79 on Form N-1A filed on May 2, 2005. (File Nos. 33-31602 and 811-5950).
56. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 80 on Form N-1A filed on May 27, 2005. (File Nos. 33-31602 and 811-5950).
57. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 81 on Form N-1A filed on June 28, 2005. (File Nos. 33-31602 and 811-5950).
58. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 82 on Form N-1A filed on September 30, 2005. (File Nos. 33-31602 and 811-5950).
59. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 83 on Form N-1A filed on February 28, 2006. (File Nos. 33-31602 and 811-5950).
60. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 84 on Form N-1A filed on May 26, 2006. (File Nos. 33-31602 and 811-5950).
61. Response in incorporated by reference to Registrant's Registration Statement filed on Form N-14 filed on June 2, 2006. (File Nos. 333-134677 and 811-5950).
62. Response in incorporated by reference to Registrant's Registration Statement filed on Form N-14 filed on June 30, 2006. (File Nos. 333-134677 and 811-5950).


ITEM 17.  UNDERTAKINGS

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, MONEY MARKET OBLIGATIONS TRUST, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 2nd day of October, 2006.

                  MONEY MARKET OBLIGATIONS TRUST

                  BY: /s/ Nelson W. Winter
                  Nelson W. Winter, Assistant Secretary
                  October 2, 2006

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

         NAME                                TITLE                  DATE

By: /s/ Nelson W. Winter                 Attorney In Fact       October 2, 2006
    Nelson W. Winter                     For the Persons
    ASSISTANT SECRETARY                  Listed Below

John F. Donahue*                     Trustee

J. Christopher Donahue*              President and Trustee
                                     (Principal Executive Officer)

Richard A. Novak*                    Treasurer
                                     (Principal Financial Officer)

Thomas G. Bigley*                    Trustee

John T. Conroy, Jr.*                 Trustee

Nicholas P. Constantakis*            Trustee

John F. Cunningham*                  Trustee

Lawrence D. Ellis, M.D.*             Trustee

Peter E. Madden*                     Trustee

Charles F. Mansfield, Jr.*           Trustee

John E. Murray, Jr., J.D., S.J.D.*   Trustee

Marjorie P. Smuts*                   Trustee

John S. Walsh*                       Trustee

James F. Will                        Trustee

*By Power of Attorney

Appendix

Copy of Specimen Certificate for Shares of Beneficial Interest of:

(i) Alabama Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(ii) Arizona Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 46 on Form N-1A filed on March 16, 1998. File Nos. 33-31259 and 811-5911).
(iii) Automated Cash Management Trust - Institutional Service Shares and Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed June 1, 1994. File Nos. 33-31602 and 811-5950).
(iv) Automated Government Money Trust; (Response is incorporated by reference to Initial Registration Statement on Form N-1 filed on May 28, 1982. File Nos. 2-77822 and 811-3475).
(v) California Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(vi) Connecticut Municipal Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on October 31, 1989. File Nos. 33-31259 and 811-5911).
(vii) Federated Master Trust; (Response is incorporated by reference to Post-Effective Amendment No. 39 on Form N-1A filed January 23, 1996. File Nos. 2-60111 and 811-2784).
(viii) Federated Short-Term U.S. Government Trust; (Response is incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed October 22, 1987. File Nos. 33-12322 and 811-
         5035).
(ix) Federated Tax-Free Trust; (Response is incorporated by reference to Initial Registration Statement on Form S-5 filed December 27, 1978. File Nos. 2-63343 and 811-2891).
(x) Florida Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 30 on Form N-1A filed on September 19, 1994. File Nos. 33-31259 and 811-5911).
(xi) Georgia Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 36 on Form N-1A filed on May 31, 1995. File Nos. 33-31259 and 811-5911).
(xii) Liberty U.S. Government Money Market Trust; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed April 25, 1996. File Nos. 2-65447 and 811-
         2956).
(xiii) Liquid Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 3 on Form N-1A filed December 8, 1980. File Nos. 2-67655 and 811-3057).
(xiv) Maryland Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed on March 2, 1994. File Nos. 33-31259 and 811-5911).
(xv) Massachusetts Municipal Cash Trust - Institutional Service Shares and BayFunds Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xvi) Michigan Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xvii) Minnesota Municipal Cash Trust - Institutional Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xviii) New Jersey Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xix) North Carolina Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xx) Ohio Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xxi) Ohio Municipal Cash Trust - Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxii) Pennsylvania Municipal Cash Trust - Institutional Shares; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed on May 19, 1995. File Nos. 33-31259 and 811-5911).
(xxiii) Pennsylvania Municipal Cash Trust - Institutional Service Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxiv) Tennessee Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 42 on Form N-1A filed on February 29, 1996. File Nos. 33-31259 and 811-5911).
(xxv) Treasury Obligations Fund - Institutional Capital Shares; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed September 23, 1997. File Nos. 33-31602 and 811-5950).
(xxvi) Trust for Government Cash Reserves; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed March 23, 1989. File Nos. 33-27178 and 811-5772).
(xxvii) Trust for Short-Term U.S. Government Securities; (Response is incorporated by reference to Post-Effective Amendment No. 53 on Form N-1A filed January 23, 1995. File Nos. 2-54929 and 811-
         2602).
(xxviii) Trust for U.S. Treasury Obligations; (Response is incorporated by reference to Post-Effective Amendment No. 27 on Form N-1A filed November 27, 1994. File Nos. 2-49591 and 811-2430).
(xxix) Virginia Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxx) Liberty U.S. Government Money Market Trust and Liquid Cash; (Response is incorporated by reference to Post-Effective Amendment No 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).
(xxxi) Liberty U.S. Government Money Market Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-
         5950).
(xxxii) Liquid Cash Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).